Exhibit 99.1
INVESTOR RELATIONS AND PERFORMANCE REPORT Investor Relations and Performance Report

INVESTOR RELATIONS AND PERFORMANCE REPORT SAFE HARBOR Notice Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network’s (“PDN” or the “Company”) expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s preliminary prospectus and filings with the Securities and Exchange Commission (the “SEC”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These risk factors are listed from time to time in PDN’s SEC filings, including but not limited to its Form 10-K for the year ended December 31, 2012. PDN does not assume any obligation to publicly update or revise any forward-looking statements for any reason. *

INVESTOR RELATIONS AND PERFORMANCE REPORT PDN & NAPW Merger On July 14th 2014, Professional Diversity Network, Inc. (Nasdaq:IPDN) ("PDN") and NAPW, Inc., the owner of National Association of Professional Women ("NAPW") announced a definitive merger agreement under which NAPW will become a wholly owned subsidiary of PDN. *

INVESTOR RELATIONS AND PERFORMANCE REPORT OUR COMBINED MISSION PDN/NAPW Our mission is to utilize the collective strength of our affiliate companies, members, partners and unique proprietary platform to be the standard in business diversity recruiting, networking and professional development for women, minorities, veterans, LGBT and disabled persons globally. * We aim to increase the employment of diverse Americans by enabling companies and organizations to effectively recruit, hire, retain, connect and promote women, minorities, veterans, LGBT and disabled persons in a manner that is sustainable, scalable, measurable and EEO-OFCCP compliant. Through comprehensive and innovative resources, unique tools and progressive benefits, PDN/NAPW professionals can interact, exchange ideas, advance their knowledge, expand their employment opportunities and empower each other. The goal is to increase each member’s access to valuable professional connections and to provide an exclusive, highly advanced networking forum to executives, professionals and entrepreneurs where they can aspire, connect and achieve. FOR OUR CLIENTS FOR OUR MEMBERS

INVESTOR RELATIONS AND PERFORMANCE REPORT AT A GLANCE * Founded in 2003, headquartered in Chicago Provides an online relationship recruitment platform that harnesses the natural engagement of affinity networking Addresses the highly fragmented diversity recruitment market Operates eight distinct diversity recruitment sites with over 3 million total registered users Offers assistance to the 22% of the US workforce and their employers who are obligated to comply with EEO/OFCCP requirements Ticker: NASDAQ: IPDN Shares Outstanding 6.3 million Key Management Ownership 22.2% Market Capitalization $30 million

INVESTOR RELATIONS AND PERFORMANCE REPORT IF YOU BUILD IT… THEY WILL COME NAPW Has Created The Community Both Online And In-Person Where Professional Women Can Connect With Others, Develop Personally and Professionally, and Promote Themselves and Their Businesses. * Over 600,000 Members Engage Online and Through Nearly 300 Local Chapters Nationwide National Conference, Regional Networking Summits, Seminars, Webinars, Exclusive Publications, Certification Courses Robust Professional and Business Profiles; Placements on Home Page, In Online Marketplace and Publications; Business Expos Connect Develop Promote

INVESTOR RELATIONS AND PERFORMANCE REPORT WHY INVEST IN US US Census data indicates that as America becomes a multicultural majority, the importance of employers to reach diverse candidates intensifies Registered users as of September 2014 increased to over 3M members Our total addressable market includes almost 72M women and 55M racially diverse Americans in the US workforce The advent of a multicultural majority in America; growth of the Hispanic population are leading businesses to seek a diverse workforce and to be EEO-OFCCP compliant and competitive The Federal Government requires diverse hiring practices by Federal agencies and Federal contractors and subcontractors * Source: Bureau of Labor Statistics’ “The Employment Situation—June 2012”

INVESTOR RELATIONS AND PERFORMANCE REPORT SOURCES OF INCOME - PDN * Direct Sales Our direct sales force bookings increased over 7 times 2014Q2 versus 2013Q2 E-commerce Employers are able to electronically post job listings directly to our networks via the internet Events Producing 20+ professional networking career events held throughout the country, hosted and managed by our recently acquired events division Partner Sales PDN operates job boards and distributes job postings and recruitment advertising for numerous diverse professional organizations and websites

INVESTOR RELATIONS AND PERFORMANCE REPORT OUR PURPOSE - NAPW Providing the venue and the resources for professional women to… * “My answer is simple. We need a place where we can nurture relationships in a way that feels comfortable, a venue where we make the rules and a private space that empowers us.” Why Women Need Women-Only Networks FORBESWOMEN May 2012 ASPIRE CONNECT ACHIEVE

INVESTOR RELATIONS AND PERFORMANCE REPORT MARKET OPPORTUNITY Of the 72MM Working Women in ’13: 80% Had “White Collar” Occupations 51.5% Worked In Management 32% Worked in Sales 21% Worked in Service Occupations 5% Were Self-Employed (Unincorporated) Women Make Up The Majority Of Professional (57%) And Service (57%) Occupations – The Occupations Expected To Experience The Fastest Growth Between ‘09 and ‘18 * Women Are Projected To Make Up 51% of the Increase in the Workforce Through ’18 And Make the Purchasing Decisions for Themselves and Their Families 1950 2013 2018 18 72 78 Sources: EEOC, Catalyst.org & Department of Labor

INVESTOR RELATIONS AND PERFORMANCE REPORT MARKET OPPORTUNITY * WOMEN’S MEDIAN EARNINGS 80% OF MEN’S 78MM WOMEN IN LABOR FORCE BY 2018 73% WHITE COLLAR IN 2009 8.6MM WOMEN-OWNED BUSINESSES 80% OF WOMEN-OWNED BUSINESS RECEIPTS LESS THAN 50K Source: jamiedunham.com/stats-on-women

INVESTOR RELATIONS AND PERFORMANCE REPORT NAPW WOMEN HAVE THE POWER * Source: NAPW Internal Data

INVESTOR RELATIONS AND PERFORMANCE REPORT HOW WE DO IT: NATIONAL NETWORKING CONFERENCE 2013 2013 Conference Hosted By Star Jones, NAPW President & National Spokesperson Keynote Speakers Martha Stewart Arianna Huffington Panelists Included: Leslie Jane Seymour, Editor-in-Chief, More Magazine Monique L. Nelson, Chairman and CEO, UniWorld Group, Inc. Desiree Rogers, CEO, Johnson Publishing Kim Garst, CEO, Boom! Social Breakout Sessions on Topics Including “The Transforming Leader,” “Striking A Balance,” and “Igniting Your Personal Brand” *

INVESTOR RELATIONS AND PERFORMANCE REPORT HOW WE DO IT: NATIONAL NETWORKING CONFERENCE 2014 2014 Conference Hosted By Star Jones, NAPW President & National Spokesperson Keynote Speakers Barbara Corcoran Robin Roberts – ICON Award Winner Panels Included: Entrepreneur Panel - Featuring Lisa Price, Founder and CEO, Carol's Daughter Whole Woman Panel - Featuring Emme, Personal Image Expert, Plus-Size Supermodel, Women's Advocate Philanthropic Panel – Featuring NAPW Foundation Partner Executives (Girls Inc., The American Heart Association, The Breast Cancer Research Foundation and Dress For Success) Style Panel – Featuring Marie Claire and Lancôme Executives *

INVESTOR RELATIONS AND PERFORMANCE REPORT HOW WE DO IT: REGIONAL, CLUSTER AND CHAPTER SPECIAL EVENTS Monthly Local Chapter Events/Meetings Nearly 300 Local Networking events held monthly in every major city and state in the US. Power Career Networking Events 100-300 Women Professionals looking to advance their career opportunities through networking in a targeted corporate environment Finance Events Finance partner to run one-day financial seminar for Regional and Local Chapter clusters Focused in NAPW Key Cities in all 5 Regions VIP Events Utilizing our present and continuing relationships, we will create cluster area focused VIP events hosted in individual key cities Themes include CAREER, FASHION, FINANCE, HEALTH & WELLNESS and LIFESTYLE *

INVESTOR RELATIONS AND PERFORMANCE REPORT BUSINESS MODEL *

INVESTOR RELATIONS AND PERFORMANCE REPORT GROWTH STRATEGY * Build a Robust National Network of Professional Women Membership Acquisition Membership Retention Strong “Annuity-Like” Membership Renewal Revenue Stream And Valuable Database Database Enhancement Double Call Center Capacity Execute Key Market Expansion Strategy Using Local Events and Marketing Efforts To Drive Experience and Membership Initiate Campus Recruitment Program Initiate Corporate Membership Program Initiate Member Driven Acquisition Sales Team Rebuild of Website To A Create a “Destination” Site (e.g. Match.com/LinkedIn) – Business Tool For Members Expansion of Local Chapter Network, Services and Offerings Roll out new Career Services Offerings for all levels of Membership Expanded Membership Services - Relevant, Valuable Product and Service Offerings Expanded Customer On-Boarding Experience To Ensure Optimizing Value From Membership Confirm Valuable, Relevant Content Captured With Minimal Member Disruption Invest in Technology Infrastructure For Optimal Data Mining/Analysis Append to External Sources to Broaden and Deepen Member Profile Information

INVESTOR RELATIONS AND PERFORMANCE REPORT COMPETITIVE LANDSCAPE * “First-Mover” advantage Largest and most diverse network of professional women Corporate professionals and entrepreneurs Members in all 50 states Over 200 industries represented Both online and face-to-face networking Focus on connecting, advancing and promoting our members Best value proposition Subscription-based revenue model

INVESTOR RELATIONS AND PERFORMANCE REPORT NAPW “STAR” POWER STAR JONES, PRESIDENT & NAPW SPOKESPERSON * STAR JONES President and National Spokesperson A well-respected, sought-after commentator and women’s advocate, Star is a highly accomplished attorney, former NY prosecutor, entrepreneur, businesswoman, philanthropist, best-selling author and NAPW President and National Spokesperson. Guest commentator appearances provide national exposure, promotion and credibility for NAPW in major broadcast markets. As the National Volunteer for the American Heart Association, Star positively impacts the lives of all women by empowering them to take action, stand stronger and join the fight against heart disease.

INVESTOR RELATIONS AND PERFORMANCE REPORT OUR DIVERSE PROFESSIONAL NETWORKING Geographically and occupationally targeted, culturally relevant recruitment for active and passive candidates Promotion of corporate culture of diversity and inclusion Connect and network with recruiters and diverse talent *

INVESTOR RELATIONS AND PERFORMANCE REPORT ONLINE PROFESSIONAL NETWORKING GROWTH * Preference Pattern of Mediums for Recruitment – Increased Investment in Recruitment in 2013 vs 2012 Companies that use or plan to begin social networks or social media to support recruitment efforts Source: Jobvite Social Recruiting Survey 2013

INVESTOR RELATIONS AND PERFORMANCE REPORT ONLINE PROFESSIONAL NETWORKING GROWTH * 94% of recruiters surveyed are using or planning to use social networking tools for recruitment 78% of recruiters have made a hire through social media; 92% of have hired through LinkedIn Companies already using social networking are increasing their spend on social networks for hiring Source: Jobvite Social Recruiting Survey 2013

INVESTOR RELATIONS AND PERFORMANCE REPORT THE PROFESSIONAL WORKFORCE * Source: Bureau of Labor Statistics’ “The Employment Situation—June 2012” US Census data estimates that by 2050, 83% of the growth in the working-age population will be comprised of new immigrants and their children. Continuing Population Shift Is Changing The Professional Workforce

INVESTOR RELATIONS AND PERFORMANCE REPORT MEMBERSHIP GROWTH * 1. Year ending December 31st of each year 2. Monthly average of a 12-month period 3. Monthly average of a 12-month period 4. 2013 and 2014 includes partner membership 5. As of September 2014 Source: Google Analytics Source: PDN Internal Data & Google Analytics

INVESTOR RELATIONS AND PERFORMANCE REPORT * OUR AUDIENCE

INVESTOR RELATIONS AND PERFORMANCE REPORT OUR PARTNERS * ACCESSIBLE.ORG OVER 50 ORGANIZATIONS TO DATE

INVESTOR RELATIONS AND PERFORMANCE REPORT PDN 360 DIVERSITY RECRUITING PRODUCTS & SOLUTIONS * Nationwide Networking Conferences, Mixers & Career Fairs Compliance Suite Targeted Email Campaigns Employer Dashboard State-of-the-Art Resume Tool Recruitment Media Campaigns Social Media Platforms Talent Communities

INVESTOR RELATIONS AND PERFORMANCE REPORT * FINANCIAL HIGHLIGHTS - PDN Solid balance sheet supported by $17.5 million in cash and short-term investments with no debt and over $19.7.2 million of stockholders’ equity Strong liquidity position provides resources to support long-term growth strategy Successfully completed two acquisitions in 2013 adding technology strength, product offering breadth, depth and growth of brand awareness Bookings by our direct sales force same quarter year ago grew over 7 times Partnered with Audioeye to create ADI by Audioeye to further “digital inclusion” designed for organizations looking to achieve and maintain Web Accessibility Compliance ADI by Audioeye generates, maintains, and presents the user with an interactive, fully accessible audio equivalent of a website Entered into merger agreement with National Association of Professional Women (NAPW), the largest, most recognized networking organization of professional women in the US NAPW includes over 600,000 members and nearly 300 local chapters Through June 30, 2014

INVESTOR RELATIONS AND PERFORMANCE REPORT INVESTMENT HIGHLIGHTS - NAPW * 2013 cash flow from Operations in excess of $2.4MM 31% growth in revenue in 2013 and  26% trend in revenue growth in 2014 through June 30 COGS decreased from 9.1% of revenues in 2013 to 6.9% of revenues for the six months ended June 30, 2014 New West Coast Sales Office fully operational and growing quickly

INVESTOR RELATIONS AND PERFORMANCE REPORT INVESTMENT HIGHLIGHTS * With over 3M members and over 40,000 new members a month, Professional Diversity Network is a leader in the diversity recruitment space Positioned to consolidate fragmented diversity recruitment with market leading technology and strong direct sales team Strong liquidity position will support the Company’s growth strategy

INVESTOR RELATIONS AND PERFORMANCE REPORT SUMMARY * Online recruitment revenue was $2.5 billion in 2011; as America becomes a multicultural majority, the importance of employers to reach diverse candidates intensifies Registered users in 2014 increased 14%, with over 3.25M users in our user base Our total addressable market includes almost 72M women and 55M racially diverse Americans in the US workforce The advent of a multicultural majority in America; growth of the Hispanic population are leading businesses to seek a diverse workforce and to be EEO-OFCCP compliant and competitive The Federal Government requires diverse hiring practices by Federal agencies and Federal contractors and subcontractors